October 16, 2013

DREYFUS INVESTMENT PORTFOLIOS

-MidCap Stock Portfolio

Supplement to Summary and Statutory Prospectuses

dated May 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information is inserted after the first sentence of the first paragraph in the “Principal Investment Strategy” in the Summary prospectus and “Fund Summary – Principal Investment Strategy” in the prospectus and is inserted after the second sentence of the first paragraph and supersedes and replaces the last sentence in the “Fund Details – Goal and Approach” section in the prospectus:

“The fund currently considers mid-cap companies to be those companies with market capitalizations that fall within the range of companies in the Standard & Poor’s MidCap 400® Index, the fund’s benchmark index.  As of September 30, 2013, the market capitalization range of companies in the Standard & Poor's MidCap 400® Index was between approximately $11.36 billion and $499 million.  The capitalization range varies with market changes and reconstitutions of the index.”